Statements of Net Assets Available for Benefits - SiteOne Savings and Investment Plan - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Non-interest bearing cash	$ 5,096
Investments, at fair value (Note 3)	590,901,541	$ 508,609,665
Receivables:
Employer contributions	812,601	943,812
Notes receivable from participants	11,418,171	9,575,093
Total receivables	12,230,772	10,518,905
Net assets available for benefits	$ 603,137,409	$ 519,128,570